UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2019

MAGELLAN MIDSTREAM PARTNERS, L.P.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-16335	73-1599053
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center
Tulsa, Oklahoma 74172
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (918) 574-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The board of directors (the “Board”) of the general partner of Magellan Midstream Partners, L.P. (“Magellan”) has elected Aaron L. Milford as Chief Operating Officer effective May 1, 2019. Mr. Milford, 45, previously served Magellan as Senior Vice President and Chief Financial Officer since May 2015. From 2014 through 2015, he served as Vice President, Crude Oil Business Development, from 2013 through 2014, as Director, Crude Oil Business Development, from 2011 through 2012, as Director, Commercial Development, and, from 2007 through 2010, as Director, Business Development. Prior to joining Magellan in 2004, he worked for The Williams Companies, Inc. (“Williams”) since 1995 in various staff and management positions including the areas of financial planning, business development and mergers and acquisitions. Mr. Milford has a Bachelor of Science in Accounting and an M.B.A. from the University of Tulsa. He is also a Chartered Financial Analyst.
The Board has elected Jeff Holman as Senior Vice President and Chief Financial Officer effective May 1, 2019, filling the vacancy created by Mr. Milford’s election as Senior Vice President and Chief Operating Officer. Mr. Holman will serve as Magellan’s principal financial and accounting officer. Mr. Holman, 48, previously served Magellan as Vice President of Finance and Treasurer. From 2016 through 2017, he served as Vice President, Finance, Treasurer and Controller, from 2010 through 2015 as Vice President, Finance and Treasurer, from 2004 through 2009 as Vice President, Finance and Assistant Treasurer and various other treasury positions. Prior to joining Magellan in 2004, Mr. Holman held various accounting and treasury positions with Williams, Harvard University and MAPCO, Inc. beginning his career in 1994. He has a Bachelor of Science in Accounting and a Bachelor of Arts in English from the University of Tulsa and is a Certified Public Accountant and a Chartered Financial Analyst.
Messrs. Milford and Holman are eligible to participate in the compensation and benefit plans described under the “Compensation of Directors and Executive Officers” on pages 14 through 37 of Magellan’s Proxy Statement relating to its 2019 Annual Meeting of Limited Partners, as filed with the Securities and Exchange Commission on February 25, 2019 (and such descriptions, with the exception of the sub-section entitled “Compensation Committee Report”, are incorporated herein by reference).

Item 7.01.	Regulation FD Disclosure.
On March 27, 2019, Magellan issued a press release regarding the matters set forth in Item 5.02. The press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
Exhibit 99.1Magellan’s press release dated March 27, 2019.
The information being furnished under Items 7.01 and Item 9.01 of this report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Magellan Midstream Partners, L.P.

By: Magellan GP, LLC, its general partner
Date: March 27, 2019                    By: /s/ Suzanne H. Costin
Suzanne H. Costin
Vice President & Corporate Secretary